Exhibit 99.1
INTERACTIVE BROKERS GROUP ANNOUNCES 3Q2013 RESULTS

— — —

REPORTS COMPREHENSIVE EARNINGS PER SHARE OF $0.39, INCOME BEFORE TAXES OF $196 MILLION ON $326 MILLION IN NET REVENUES AND EARNINGS PER SHARE ON NET INCOME OF $0.32;

DECLARES QUARTERLY DIVIDEND OF $0.10 PER SHARE.

GREENWICH, CONN, October 15, 2013 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic broker and market maker, today reported diluted earnings per share on a comprehensive basis of $0.39 for the quarter ended September 30, 2013, compared to diluted earnings per share on a comprehensive basis of $0.30 for the same period in 2012.

On a non-comprehensive basis, which excludes the effect of changes in the U.S. dollar value of the Company’s non-U.S. subsidiaries, the Company reported diluted earnings per share on net income of $0.32 for the quarter ended September 30, 2013, compared to diluted earnings per share of $0.26 for the same period in 2012.

Net revenues were $326 million and income before income taxes was $196 million for this quarter, compared to net revenues of $319 million and income before income taxes of $173 million for the same period in 2012.

The Interactive Brokers Group, Inc. Board of Directors declared a quarterly cash dividend of $0.10 per share.  This dividend is payable on December 13, 2013 to shareholders of record as of November 29, 2013.

Business Highlights

•	60% pretax profit margin for this quarter.
•	56% Electronic Brokerage pretax profit margin for this quarter.
•	Customer equity grew 31% from the year-ago quarter to $41.4 billion and customer debits increased by 38%, to $12.7 billion.
•	Customer accounts grew 13% from the year-ago quarter to 231 thousand.
•	Total DARTs increased 21% from the year-ago quarter to 471 thousand.
•	Brokerage segment equity surpassed $2.4 billion. Total equity was $5.1 billion.

Segment Overview

Electronic Brokerage
Electronic Brokerage segment income before income taxes increased 34%, to $108 million, in the quarter ended September 30, 2013 compared to the same period last year.  Commissions and execution fees increased 20% from the year-ago quarter, reflecting growth in customer accounts and higher average trading activity per customer.  Net interest income grew 19% from the year-ago quarter, to $56 million in this quarter.  Pretax profit margin was 56% for this quarter, up from 48% in the same period last year.

Total DARTs(1) for cleared and execution-only customers increased 21% to 471,000 from the year-ago quarter.  Cleared DARTs were 426,000 in this quarter, 15% higher than the same period last year.  Customer accounts grew 13% to 231,000 from the year-ago quarter.  Customer equity increased 31%, to $41.4 billion, from the year-ago quarter(2).  Customer margin borrowings were $3.5 billion higher than at the same time last year, ending the quarter at $12.7 billion.

Market Making
Market Making segment income before income taxes decreased to $88 million, for the quarter ended September 30, 2013 from $90 million for the same period in 2012.  Removing the effects of currency translation, the Market Making segment produced $41 million pretax income in this quarter, compared to $49 million for the same period last year.  Decrease in profit was driven by a continued lackluster market making environment marked by low volatility and decreasing actual to implied volatility.  The average CBOE Volatility Index, or VIX, edged down during this quarter.

Currency translation gain was $46 million in this quarter, compared to a $42 million gain in the year-ago quarter.

Effects of Foreign Currency Diversification
In connection with our currency strategy, we have determined to base our net worth in GLOBALs, a basket of 16 major currencies in which we hold our equity.  In this quarter, our currency diversification program increased our comprehensive earnings by $76 million, as the U.S. dollar value of the GLOBAL increased by approximately 1.5%.  The effects of currency diversification are reported as components of (1) Market Making Trading Gains and (2) Other Comprehensive Income (“OCI”).  In this quarter 61% of the GLOBAL effect was captured in Market Making Trading Gains in the Net Income section of the Statement of Comprehensive Income, with the remainder reported as OCI in the separate Comprehensive Income section of the Statement of Comprehensive Income.

(1)	Daily average revenue trades (DARTs) are based on customer orders.

(2)	Approximately 10% of the increase in customer equity was due to the reclassification of certain related accounts from “non-customer” to “customer”, which are regulatory distinctions.

_____________________

Conference Call Information:
Interactive Brokers Group will hold a conference call with investors today, October 15, 2013, at 4:30 p.m. ET to discuss its quarterly results.  Investors who would like to listen to the conference call live should dial 877-324-1965 (U.S. domestic) and 631-291-4512 (international). The number should be dialed approximately ten minutes prior to the start of the conference call.  Ask for the “Interactive Brokers Conference Call.”

The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:
Interactive Brokers Group, Inc., together with its subsidiaries, is an automated global electronic broker that specializes in catering to financial professionals by offering state-of-the-art trading technology, superior execution capabilities, worldwide electronic access, and sophisticated risk management tools at exceptionally low costs.  The brokerage trading platform utilizes the same innovative technology as the Company’s market making business, which specializes in routing orders and executing and processing trades in securities, futures, foreign exchange instruments, bonds and funds on more than 100 electronic exchanges and trading venues around the world.  As a market maker, we provide liquidity at these marketplaces and, as a broker, we provide professional traders and investors with electronic access to stocks, options, futures, forex, bonds and mutual funds from a single IB Universal AccountSM.  Employing proprietary software on a global communications network, Interactive Brokers is continuously integrating its software with a growing number of exchanges and trading venues into one automatically functioning, computerized platform that requires minimal human intervention.

Cautionary Note Regarding Forward-Looking Statements:
The foregoing information contains certain forward-looking statements that reflect the company's current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company's operations and business environment which may cause the company's actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the company's financial results may be found in the company's filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Media: Caitlin Duffy, 203-913-1369 or Investors: Deborah Liston, 203-618-4070.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA

TRADE VOLUMES:
(in 000's, except %)					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2009	93,550		127,338		13,636		234,524		934
2010	75,169	-20%	133,658	5%	18,732	37%	227,559	-3%	905
2011	63,602	-15%	160,567	20%	19,187	2%	243,356	7%	968
2012	60,421	-5%	150,000	-7%	16,118	-16%	226,540	-7%	904

3Q2012	14,405		36,246		3,435		54,086		865
3Q2013	15,522	8%	42,597	18%	4,586	34%	62,705	16%	987

CONTRACT AND SHARE VOLUMES:
(in 000's, except %)

TOTAL	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2009	643,380		82,345		75,449,891
2010	678,856	6%	96,193	17%	84,469,874	12%
2011	789,370	16%	106,640	11%	77,730,974	-8%
2012	698,140	-12%	98,801	-7%	65,872,960	-15%

3Q2012	169,745		24,020		15,364,650
3Q2013	153,153	-10%	29,666	24%	22,989,713	50%

MARKET MAKING	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2009 **	428,810		15,122		26,205,229
2010 **	435,184	1%	15,371	2%	19,165,000	-27%
2011 **	503,053	16%	15,519	1%	11,788,769	-38%
2012 **	457,384	-9%	12,660	-18%	9,339,465	-21%

3Q2012 **	110,549		3,007		2,347,903
3Q2013 **	93,254	-16%	4,263	42%	3,169,320	35%

BROKERAGE TOTAL	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2009	214,570		67,223		49,244,662
2010	243,672	14%	80,822	20%	65,304,874	33%
2011	286,317	18%	91,121	13%	65,942,205	1%
2012	240,756	-16%	86,141	-5%	56,533,495	-14%

3Q2012	59,196		21,013		13,016,747
3Q2013	59,899	1%	25,403	21%	19,820,393	52%

* Includes options on futures
** In Brazil, an equity option contract typically represents 1 share of the underlying stock; however, the typical minimum trading quantity is 100 contracts. To make a fair comparison to volume at other exchanges, we have adopted a policy of reporting Brazilian equity options contracts divided by their trading quantity of 100.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA, CONTINUED

CONTRACT AND SHARE VOLUMES, continued:
(in 000's, except %)

BROKERAGE CLEARED	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2009	93,868		66,241		46,627,344
2010	103,054	10%	79,144	19%	62,077,741	33%
2011	145,993	42%	89,610	13%	63,098,072	2%
2012	144,539	-1%	84,794	-5%	54,371,351	-14%

3Q2012	37,174		20,686		12,594,066
3Q2013	42,668	15%	25,017	21%	18,820,414	49%

* Includes options on futures

BROKERAGE STATISTICS
(in 000's, except % and where noted)
	3Q2013	3Q2012	% Change
Total Accounts	231	205	13%
Customer Equity (in billions) *	$41.4	$31.5	31%

Cleared DARTs	426	369	15%
Total Customer DARTs	471	390	21%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$4.32	$4.23	2%
DART per Avg. Account (Annualized)	469	456	3%
Net Revenue per Avg. Account (Annualized)	$3,291	$3,216	2%

* Excludes non-customers. Approximately 10% of the increase in customer equity was due to the reclassification of certain related accounts from “non-customer” to “customer”, which are regulatory distinctions.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
SEGMENT FINANCIAL INFORMATION
(UNAUDITED)

		Three Months		Nine Months
		Ended September 30,		Ended September 30,
		2013	2012	2013	2012
		(in millions)

Electronic Brokerage	Net revenues	$194.7	$167.6	$602.5	$498.3
	Non-interest expenses	86.3	86.8	259.8	243.9

	Income (loss) before income taxes	$108.4	$80.8	$342.7	$254.4

	Pre-tax profit margin	56%	48%	57%	51%

Market Making	Net revenues	$130.9	$154.1	$221.9	$387.8
	Non-interest expenses	43.4	63.9	155.8	207.6

	Income (loss) before income taxes	$87.5	$90.2	$66.1	$180.2

	Pre-tax profit margin	67%	59%	30%	46%

Corporate*	Net revenues	$0.7	($3.1)	$1.9	($2.7)
	Non-interest expenses	0.2	(4.7)	(1.8)	1.1

	Income (loss) before income taxes	$0.5	$1.6	$3.7	($3.8)

Total	Net revenues	$326.3	$318.6	$826.3	$883.4
	Non-interest expenses	129.9	146.0	413.8	452.6

	Income (loss) before income taxes	$196.4	$172.6	$412.5	$430.8

	Pre-tax profit margin	60%	54%	50%	49%

* Corporate includes corporate related activities as well as inter-segment eliminations.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2013	2012	2013	2012
	(in millions, except share and per share data)

Revenues:
Trading gains	$123.3	$149.7	$201.4	$372.0
Commissions and execution fees	120.4	100.5	378.0	309.5
Interest income	74.0	65.4	220.6	200.6
Other income	20.8	17.2	65.0	50.8

Total revenues	338.5	332.8	865.0	932.9

Interest expense	12.2	14.2	38.7	49.5

Total net revenues	326.3	318.6	826.3	883.4

Non-interest expenses:
Execution and clearing	56.0	61.7	180.3	192.5
Employee compensation and benefits	44.3	57.7	148.6	180.2
Occupancy, depreciation and amortization	9.3	9.0	28.6	28.9
Communications	6.2	6.0	17.4	17.2
General and administrative	14.1	11.6	38.9	33.8

Total non-interest expenses	129.9	146.0	413.8	452.6

Income before income taxes	196.4	172.6	412.5	430.8

Income tax expense	10.4	14.7	31.2	34.4

Net income	186.0	157.9	381.3	396.4

Net income attributable to noncontrolling interests	169.5	145.4	347.9	364.8

Net income (loss) attributable to common stockholders	$16.5	$12.5	$33.4	$31.6

Earnings (loss) per share* :
Basic	$0.33	$0.26	$0.68	$0.70
Diluted	$0.32	$0.26	$0.67	$0.70

Weighted average common shares outstanding:
Basic	49,966,050	47,488,459	48,807,321	46,588,213
Diluted	50,988,214	47,679,818	49,981,664	46,865,770

Comprehensive income:
Net income (loss) attributable to common stockholders	$16.5	$12.5	$33.4	$31.6
Other comprehensive income:
Cumulative translation adjustment, before income taxes	3.7	3.0	(4.0)	1.3
Income taxes related to items of other comprehensive income	0.1	1.1	(0.3)	0.5
Other comprehensive income (loss), net of tax	3.6	1.9	(3.7)	0.8
Comprehensive income (loss) attributable to common stockholders	$20.1	$14.4	$29.7	$32.4

Comprehensive income attributable to noncontrolling interests:
Net income attributable to noncontrolling interests	169.5	$145.4	$347.9	$364.8
Other comprehensive income (loss) - cumulative translation adjustment	26.0	22.0	(29.6)	9.9
Comprehensive income attributable to noncontrolling interests	$195.5	$167.4	$318.3	$374.7

* EPS is based on Net income (loss) available for common stockholders, please see table below. "Earnings per Share on Comprehensive Income" table.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
EARNINGS PER SHARE ON COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2013	2012	2013	2012
	(in millions, except share and per share data)

Net income (loss) attributable to common stockholders	$16.5	$12.5	$33.4	$31.6
Add (deduct) net income attributable to non-fair value redemption rights	0.0	0.0	0.0	1.1

Net income (loss) available for common stockholders	$16.5	$12.5	$33.4	$32.7

Other comprehensive income:
Cumulative translation adjustment, before income taxes	3.7	3.0	(4.0)	1.3
Income taxes related to items of other comprehensive income	0.1	1.1	(0.3)	0.5
Other comprehensive income (loss), net of tax	3.6	1.9	(3.7)	0.8

Comprehensive income (loss) available for common stockholders	$20.1	$14.4	$29.7	$33.5

Comprehensive income (loss) per share:
Basic	$0.40	$0.30	$0.61	$0.72
Diluted	$0.39	$0.30	$0.59	$0.71

Weighted average common shares outstanding:
Basic	49,966,050	47,488,459	48,807,321	46,588,213
Diluted	50,988,214	47,679,818	49,981,664	46,865,770

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	September 30, 2013	December 31, 2012
	(in millions)

Assets
Cash and cash equivalents	$1,548.5	$1,614.6
Cash and securities - segregated for regulatory purposes	12,681.1	12,482.4
Securities purchased under agreements to resell	487.8	428.9
Securities borrowed	3,363.2	2,833.1
Trading assets, at fair value	4,425.3	4,544.7
Receivables from customers, net of allowance	12,727.6	9,851.0
Receivables from brokers, dealers and clearing organizations	490.9	844.6
Other assets	552.6	600.3

Total assets	$36,277.0	$33,199.6

Liabilities and equity

Liabilities
Trading liabilities - financial instruments sold but not yet purchased, at fair value	$3,593.3	$4,286.3
Securities loaned	2,193.0	1,839.3
Short-term borrowings	2.6	110.4
Other payables:
Customers	24,809.3	21,422.0
Brokers, dealers and clearing organizations	234.8	361.8
Other payables	371.1	366.7
	25,415.2	22,150.5

Senior notes payable and senior secured credit facility	0.0	0.0

Equity
Stockholders' equity	642.6	598.5
Noncontrolling interests	4,430.3	4,214.6
Total equity	5,072.9	4,813.1

Total liabilities and equity	$36,277.0	$33,199.6